UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2026
AURORA INNOVATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40216	98-1562265
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1654 Smallman St, Pittsburgh, PA	15222
(Address of principal executive offices)	(Zip Code)
(888) 583-9506
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	AUR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	AUROW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2026, Aurora Innovation, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on April 2, 2026. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on March 23, 2026 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters. Present at the Meeting in person or by proxy were holders of 1,627,535,655 shares of Class A common stock and Class B common stock, together representing a total of 3,628,968,624 votes, or more than 76% of the eligible votes as of the Record Date, and constituting a quorum. The final results with respect to each such proposal are set forth below:

Proposal 1 - Election of Directors.

The stockholders elected each of the three persons named below as Class II directors to serve until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. The results of such vote were:

Director Nominee	For	Withheld	Broker Non-Votes
Gloria Boyland	3,068,405,249	83,653,724	476,909,651
Michelangelo Volpi	3,100,538,679	51,520,294	476,909,651
Lara Caimi	3,150,654,403	1,404,570	476,909,651

Proposal 2 - Advisory Vote on the Compensation of Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
3,083,735,814	67,414,681	908,478	476,909,651

Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of such vote were:

For	Against	Abstain
3,618,888,003	6,926,524	3,154,097

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 26, 2026

AURORA INNOVATION, INC.

By:	/s/ David Maday
Name:	David Maday
Title:	Chief Financial Officer